UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2020 (September 14, 2020)

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA		30097
(Address of principal executive offices)		(Zip Code)

770-418-8200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

The Company expects to disclose certain supplemental information concerning the Company in a preliminary offering memorandum and marketing materials that is being disseminated in connection with the proposed senior notes offering described in Item 8.01 below. The supplemental information included in the preliminary offering memorandum and marketing materials, certain of which has been previously reported, is set forth in Exhibit 99.1 and incorporated herein by reference, including, but not limited to, with respect to the following:

•

pro forma condensed combined financial information of the Company and the Park Place Dealership group after giving effect to the recently completed acquisition of certain assets of Park Place (the “Acquisition”); and

•	certain risk factors.

In connection with the offering, the Company is also furnishing herewith the following historical consolidated financial statements of Park Place:

•	Park Place’s audited combined and consolidated financial statements as of December 31, 2019 and for the year ended December 31, 2019 (with independent auditors’ report thereon); and

•	Park Place’s unaudited condensed combined and consolidated financial statements as of June 30, 2020 and June 30, 2019 and for the three and six months ended June 30, 2020 and June 30, 2019.

The foregoing financial statements of Park Place are furnished hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by this reference.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.	Other Events.

On September 14, 2020, the Company issued a press release announcing the offering, subject to market conditions, of up to $250.0 million aggregate principal amount of additional senior notes, which will consist of senior notes due 2028 (the “Additional 2028 Notes”) and senior notes due 2030 (the “Additional 2030 Notes” and together with the 2028 Notes, the “Additional Notes”) in an offering that is exempt from the registration requirements of the Securities Act. The Additional Notes of each series are part of the same issuance of, and will rank equally and form a single series, respectively, with the $280.0 million outstanding aggregate principal amount of the Company’s 4.50% senior subordinated notes due 2028 (the “2028 Notes”), and the $320.0 million outstanding aggregate principal amount of the Company’s 4.75% senior subordinated notes due 2030 (the “2030 Notes” and, together with the 2028 Notes, the “Existing Notes”), which were issued on February 19, 2020. The Additional Notes of each series will have the same terms as the Existing Notes of each series, including being guaranteed, jointly and severally, by each existing and future restricted subsidiary of the Company that guarantees the Company’s existing senior credit facility.

The Additional Notes of each series are being offered, together with additional borrowings and cash on hand, (i) to repay $150.0 million in aggregate principal amount of a 4.00% promissory note due August 2021 and $50.0 million in aggregate principal amount of a 4.00% promissory note due February 2022 used to finance the Acquisition, (ii) to repay approximately $50.0 million in aggregate principal amount outstanding under our revolving credit facility, (iii) to pay all fees and expenses in connection with this offering and (iv) for general corporate purposes, which may include the repayment of additional indebtedness outstanding under our revolving credit facility or other indebtedness under our senior credit facility.

A copy of the press release, which was issued in connection with the offering and pursuant to and in accordance with Rule 135c under the Securities Act, is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Neither the press release nor this Current Report on Form 8-K constitutes an offer to sell or the solicitation of an offer to buy the Additional Notes of any series. The Additional Notes of each series and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Additional Notes of each series and the related guarantees have not been and will not be registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from Preliminary Offering Memorandum

99.2	Park Place audited combined and consolidated financial statements as of December 31, 2019 and for the year ended December 31, 2019 (with independent auditors’ report thereon)

99.3	Park Place unaudited condensed combined and consolidated financial statements as of June 30, 2020 and June 30, 2019 and for the three and six months ended June 30, 2020 and June 30, 2019

99.4	Press release issued by Asbury Automotive Group Inc., on September 14, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: September 14, 2020	By:	/s/ George A. Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, General Counsel & Secretary